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                                                                   EXHIBIT 10.13

                AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 dated as of March 5, 2001 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. and UNIFORCE SERVICES, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CREDIT CORPORATION, as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                             Preliminary Statement

 .     The Holding Companies, the Other Loan Parties, the Co-Agent, the
      Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended as of January 5, 2001 and as may be further amended, restated, supplemented or otherwise modified from time to time (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

 .     The Loan Parties, and Lenders desire to amend the Original Loan and
      Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

1. Amendments. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended and restated in its entirety as follows:

  a. Paragraph (2) of the Recitals to the Original Loan and Security Agreement is amended and restated as follows:

      "Holding Parties and Borrowers desire that Lenders extend a credit facility to Borrowers to i) acquire and retire in one or more purchases Senior Notes at a discounted purchase price as permitted by this Agreement (the 'Senior Note Prepayment' ) and to pay related tax expenses; ii) acquire and retire in one or more purchases Senior PIK Notes held by any Person not employed by a Loan Party as of the Amendment No. 2 Effective Date, at a discounted purchase price as permitted by this Agreement (the 'Senior PIK Note Prepayment' ) and to pay related tax expenses; iii) to refinance certain indebtedness of Borrowers; and iv) to provide financing for working capital and for general corporate purposes from time to time to Borrowers and their Subsidiaries;".

  b. the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

      "'Amendment No. 2' shall mean Amendment No. 2, dated as of March 5, 2001, of this Agreement."

      "'Amendment No. 2 Effective Date' shall mean the date on which the amendments contemplated by Amendment No. 2 become effective."

      "'Senior PIK Note Prepayment' has the meaning assigned to such term in the preamble to this Agreement."

  c. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "Fixed Charges" appearing therein by adding the phrase "and/or the acquisition, prepayment or retirement of Senior PIK Notes" immediately after the phrase "non-recurring gain associated with the acquisition,

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      prepayment or retirement of Senior Notes" appearing therein;

   d. subsection 2.5 of the Original Loan and Security Agreement is amended and restated in its entirety as follows:

      "Borrower shall utilize the proceeds of the Revolving Loan solely (i) for the Senior Note Prepayment; (ii) for the Senior PIK Note Prepayment; (iii) to refinance senior revolving debt of the Borrowers; and (iv) to provide working capital and for general corporate purposes from time to time for CC and its Subsidiaries. Prior to and as a condition to the making of the Revolving Loan, a Borrower Representative will, as of the Closing Date, deliver to Administrative Agent a funds flow memorandum detailing how funds from the Revolving Loan are to be transferred to particular uses.";

   e. subsection 3.1(M) of the Original Loan and Security Agreement is amended by (1) substituting the word "and" after the phrase "Consent Solicitations" appearing therein with a comma and (2) adding the phrase "and Senior PIK Note Prepayment" immediately after the phrase "Senior Note Prepayment" appearing therein;

   f. subsection 4.16 of the Original Loan and Security Agreement is amended by
      (1) substituting the word "and" after the phrase "Consent Solicitations" appearing therein with a comma and (2) adding the phrase "and Senior PIK Note Prepayment" immediately after the phrase "Senior Note Prepayment" appearing therein; and

   g. subsection 7.5 of the Original Loan and Security Agreement is amended by amending and restating clause (A) appearing therein in its entirety as follows:

      "to effect the Senior Note Prepayment and/or Senior PIK Note Prepayment so long as (i) immediately after giving effect to either the Senior Note Prepayment and/or Senior PIK Note Prepayment, there shall be Unused Availability equal to the sum of (w) $10,000,000 plus (x) the tax expense of CC and its Subsidiaries related to any non-recurring gain arising from such Senior Note Prepayment and/or Senior PIK Note Prepayment plus (y) accrued and unpaid interest (other than interest payable in kind) on the Senior Notes and Senior PIK Notes, (ii) the total cost of such Senior PIK Note Prepayment, including such tax expenses and all other costs and expenses paid or incurred in connection with such Senior PIK Note Prepayment shall not exceed $9,000,000, (iii) the total cost of such Senior Note Prepayment plus the Senior PIK Note Prepayment, including such tax expenses and all other costs and expenses paid or incurred in connection with such Senior Note Prepayment and/or Senior PIK Note Prepayment shall not exceed $16,500,000 in the aggregate, and (iv) the Senior Note Prepayment and/or Senior PIK Note Prepayment shall comply with all applicable laws and terms of all agreements (including the Senior Notes Indenture and Senior Debentures Indenture) to which CC or any of its Subsidiaries is a party or by which any of them is bound; and".

2. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

   a. no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 2.

   b. this Amendment No. 2 has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

   c. the execution, delivery and performance of this Amendment No. 2 will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentally
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      applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.

3. Effectiveness. The foregoing amendments contained in this Amendment No. 2 to the Original Loan and Security Agreement shall become effective upon the satisfaction in full of the following conditions on a date (the "Effective Date") on or before March 5, 2001:

   a. this Amendment No. 2 shall have been executed and delivered by each Loan Party and the Requisite Lenders as set forth on the signature pages hereto;

   b. as of the Effective Date, there shall be continuing no Default or Event of Default;

   c. the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date); and

4. Governing Law. This Amendment No. 2 to the Original Loan and Security Agreement is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

5. Counterparts. This Amendment No. 2 to the Original Loan and Security Agreement is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

6. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 2 by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

7. Miscellaneous. All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement and this Amendment No. 2 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

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IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the Collateral
Agent and the Administrative Agent have caused this Amendment No. 2 to the Original Loan and Security Agreement to be executed as of the day and year first written above.



Holding Parties:              COMFORCE CORPORATION
                              COMFORCE OPERATING, INC.

Borrowers:                    BRENTWOOD OF CANADA, INC.
                              BRENTWOOD SERVICE GROUP, INC.
                              CAMELOT COMMUNICATIONS GROUP, INC.
                              CAMELOT CONTROL GROUP, INC.
                              CLINICAL LABFORCE OF AMERICA, INC.
                              COMFORCE INFORMATION TECHNOLOGIES, INC.
                              COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                              COMFORCE TECHNICAL SERVICES, INC.
                              COMFORCE TELECOM, INC.
                              GERRI G., INC.
                              LABFORCE OF AMERICA, INC.
                              PRO SERVICES, INC.
                              PRO UNLIMITED, INC.
                              PRO UNLIMITED SERVICES, INC.
                              SUMTEC CORPORATION
                              TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                              THISCO OF CANADA, INC.
                              UNIFORCE PAYROLLING SERVICES, INC.
                              UNIFORCE PAYROLLING TRI-STATE INC.
                              UNIFORCE SERVICES, INC.
                              UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:        COMFORCE ACQUISITION 1 CORP.

                   [Signatures Continued on Following Page]

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                    [Signature page 1 of 2 to Amendment No. 2]


                              For each of the foregoing corporations:

                              By:  __________________________________________
                                   Name:
                                   Title:

                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent and Lender

                              By:   _________________________________________
                                    Name:
                                    Title:

                              THE CIT GROUP/BUSINESS CREDIT, INC.,

                              as Collateral Agent and Lender

                              By:   _________________________________________
                                    Name:
                                    Title:

                              TRANSAMERICA BUSINESS CREDIT CORPORATION, as Co-Agent and Lender

                              By:   _________________________________________
                                    Name:
                                    Title:

                              FLEET CAPITAL CORPORATION, as Lender

                              By:   _________________________________________
                                    Name:
                                    Title:


                   [Signatures Continued on Following Page]

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                   [Signature page 2 of 2 to Amendment No. 2]


                              GUARANTY BUSINESS CREDIT CORPORATION, as Lender

                              By:   _________________________________________
                                    Name:
                                    Title:

                              LASALLE BUSINESS CREDIT, INC, as Lender

                              By:   _________________________________________
                                    Name:
                                    Title:

                              THE CHASE MANHATTAN BANK, as Lender

                              By:   _________________________________________
                                    Name:
                                    Title:

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